SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

March 15, 2018 (March 11, 2018)

Date of report (date of earliest event reported)

CONSUMER CAPITAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54998	26-2517432
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136-82 39th Avenue, 4th Floor

Unit B

Flushing, New York 11354

(Address of principal executive offices and zip code)

(646) 346-3735

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 4.01 Changes in Registrant's Certifying Accountant.

(a)     Previous Independent Registered Public Accounting Firm

The Board of Directors of Consumer Capital Group, Inc. (the “Company”) has performed an evaluation of independent registered public accounting firms. As a result of this process, on March 15, 2018, the Board of Directors formally approved the engagement of Centurion ZD CPA Ltd. (“Centurion ZD”) (fka DCAW (CPA) Ltd. as successor to Dominic K.F. Chan & Co.) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. Centurion ZD was the Company’s independent registered public accounting firms for the fiscal years ended December 31, 2016, December 31, 2015 and December 31, 2014. On June 12, 2017, the Company engaged Wei, Wei & Co., LLP. (“Wei, Wei & Co.”) as the independent registered public accounting firm for the fiscal year ended December 31, 2017, and dismissed Centurion ZD on June 15, 2017. On March 12, 2018, the Company informed Wei, Wei & Co. that it has been dismissed as the Company’s independent registered public accounting firm based on the Board of Directors’ decision. On March 9, 2018, the Company signed an engagement letter with Centurion ZD.

Wei, Wei & Co. has not completed any audits or issued any reports on the consolidated financial statements of the company for any period.

During the period from June 12, 2017, the date of appointment, through March 12, 2018, the date of dismissal, there have been no (i) disagreements with Wei, Wei & Co., on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Wei, Wei & Co., satisfaction, would have caused Wei, Wei & Co., to make reference to the subject matter of the disagreement(s) in connection with its reports; or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Wei, Wei & Co. with a copy of the above disclosures and requested that Wei, Wei & Co. furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the above statement. A copy of Wei, Wei & Co.’s letter, dated March 15, 2018 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)     New Independent Registered Public Accounting Firm

As set forth about, concurrent with the decision to dismiss Wei, Wei & Co. as the Company’s independent registered public accounting firm, the Board of Directors approved the engagement of Centurion ZD as the Company’s new independent registered public accounting firm.

During the period from June 12, 2017 through March 9, 2018, neither the Company nor anyone on behalf of the Company consulted Centurion ZD regarding either (a) the application of accounting principles to a specified transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the financial statements of the Company, and no written or oral advice of Centurion ZD was provided with respect to any accounting, auditing, or financial reporting issue, or (b) any matter that was either the subject of a disagreement of the type described in Item 304(a)(iv) of Regulation S-K or any “reportable event” described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter from Wei, Wei & Co., LLP. addressed to the U.S. Securities and Exchange Commission

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 15, 2018	Consumer Capital Group, Inc.

	By:	/s/ Jianmin Gao
Jianmin Gao
President and Chief Executive Officer

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